File Nos. 33-4382 & 811-4626

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12



                               THE CASCADES TRUST
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice
Please Read Immediately

  Aquilasm
Group of Funds


                            Tax-Free Trust of Oregon
               380 Madison Avenue, Suite 2300, New York, NY 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                                 on May 3, 2004


To Shareholders of the Trust:

     The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Tax-Free Trust of Oregon (the "Trust"), the only series of the Cascades Trust, will be held:

Place:           (a)      at the Oregon Convention Center
                          777 NE Martin Luther King, Jr. Blvd.
                          Portland, Oregon;

Time:            (b)      on Monday, May 3, 2004
                          at 2:00 p.m. Pacific Daylight Time;

Purposes:        (c)     for the following purposes:

                 (i) to elect ten Trustees; each Trustee elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected (Proposal No. 1);

                 (ii) to ratify (that is, to approve) or reject the selection of KPMG LLP as the Trust's independent auditors for the fiscal year ending September 30, 2004 (Proposal No. 2);

                 (iii) to act upon any other  matters  which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who  Can Vote
What  Shares:(d)  To vote at the Meeting,  you must have been a shareholder on the Trust's records at the close of business on February 5, 2004 (the "record date"). Also, the number of shares of each of the Trust's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                                            By order of the Board of Trustees,

                                            EDWARD M. W. HINES
                                            Secretary





March 22, 2004

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by telephone, by the Internet or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.



                            Tax-Free Trust of Oregon
                         380 Madison Avenue, Suite 2300,
                            New York, New York 10017

                                 Proxy Statement

                                  Introduction

     The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Trust of Oregon (the "Trust"), the only series of the Cascades Trust. The purpose of this Proxy Statement is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     The Trust's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Fund's founder, Aquila Management Corporation. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's Investment Sub-Adviser is U.S. Bancorp Asset Management, Inc. (the "Sub-Adviser"), 555 S.W. Oak Street, Portland, Oregon 97204.

     A copy of the Trust's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.


     This Notice and Proxy Statement are first being mailed on or about March 22, 2004.

     You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

         (1) Proxy Card

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         (2) Telephone Voting

     To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         (3) Internet Voting

     To vote your shares by the Internet, please contact the Trust at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided or contacting the Trust's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

     Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, which will have the same effect as negative votes.

     The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of their shares. The Trust will pay these firms their out-of-pocket expenses for doing so.


     On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Trust's outstanding classes of shares was as follows: Class A Shares, $11.06; Class C Shares, $11.05; and Class Y Shares, $11.05. The meeting is expected to act only upon matters that affect the Trust as a whole: the election of Trustees and the selection of independent auditors. On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of shares of the Trust, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 32,920,642; Class C Shares, 4,027,843; and Class Y Shares, 3,430,071.

     On the record date, the following holders held 5% or more of a class of the Trust's outstanding shares. On the basis of information received from the institutional holders the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.

 Name and address             Number of shares              Percent of class
 of the holder of record

Institutional 5% shareholders

Merrill, Lynch,
Pierce, Fenner &
Smith, Inc.,
4800 Deer Lake
Drive East,
Jacksonville, FL             380,470 Class C Shares           9.45%
                             270,190 Class Y Shares           7.88%


National Financial
Services Corporation
200 Liberty Street
New York, NY                2,447,471 Class Y Shares          71.35%

South Valley Bank and
  Trust
P.O. Box 1784
Medford, OR                   288,630 Class Y Shares           8.41%

Additional 5% shareholders

     The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                              Election of Trustees
                                (Proposal No. 1)

     At the Meeting, ten Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.


     The following material includes information about each nominee and each officer of the Trust. All shares of the Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in May, 2003, except for Edmund P. Jensen, who was elected by the Trustees to take office September 6, 2003. All nominees have consented to serve if elected.

Trustees(1)
and Officers

                                                                       Number of
                         Positions Held                                Portfolios       Other Directorships
                         with                                          in Fund          Held by Trustee
                         Trust and                                     Complex          (The position held is
Name, Address(2)         Length of        Principal Occupation(s)      Overseen         a directorship unless
and Date of Birth        Service(3)       During Past 5 Years          by Trustee       indicated otherwise.)

Interested
Trustees(4)

Lacy B. Herrmann         Chairman of      Founder and Chairman of the        11      Director or trustee, Pimco
New York, NY             the Board of     Board, Aquila Management                   Advisors VIT, Oppenheimer Quest
(05/12/29)               Trustees         Corporation, the sponsoring                Value Funds Group, Oppenheimer
                         since 1985       organization and parent of the             Small Cap Value Fund,
                                          Manager or Administrator and/or            Oppenheimer Midcap Fund, and
                                          Adviser or Sub-Adviser to each             Oppenheimer Rochester Group of
                                          fund of the Aquilasm Group of              Funds.
                                          Funds,(5) Chairman and Chief
                                          Executive Officer and Manager of
                                          the Manager or Administrator
                                          and/or Adviser or Sub-Adviser to
                                          each since 2003, and Founder,
                                          Chairman of the Board of
                                          Trustees and (currently or until
                                          1998) President of each since
                                          its establishment, beginning in
                                          1984; Director of the
                                          Distributor since 1981 and
                                          formerly Vice President or
                                          Secretary, 1981-1998; Trustee
                                          Emeritus, Brown University and
                                          the Hopkins School; active in
                                          university, school and
                                          charitable organizations.

Diana P. Herrmann      Trustee since 1994 Vice Chair of Aquila Management    6                     None
New York, NY           President since    Corporation, Founder of the
(02/25/58)             1998, and Vice     Aquilasm Group of Funds and
                       Chair since 2004   parent of the Manager, since
                                          2004, President and Chief
                                          Operating Officer since 1997, a
                                          Director since 1984, Secretary
                                          since 1986 and previously its
                                          Executive Vice President,
                                          Senior Vice President or Vice
                                          President, 1986-1997; Vice
                                          Chair since 2004 and
                                          President, Chief Operating
                                          Officer and Manager of the
                                          Manager  since 2003; Vice
                                          Chair, President, Senior Vice
                                          President or Executive Vice
                                          President of funds in the
                                          Aquilasm Group of Funds since
                                          1986; Director of the
                                          Distributor since 1997;
                                          trustee, Reserve Money-Market
                                          Funds, 1999-2000 and Reserve
                                          Private Equity Series,
                                          1998-2000; active in mutual
                                          fund and trade organizations
                                          and in charitable and volunteer
                                          organizations.

Raymond H. Lung          Trustee since    Retired; trustee, Qualivest        1                     None
Portland, OR             1992             Group of Funds, 1994-1997;
(12/24/26)                                former Executive Vice President
                                          and Executive Trust Officer,
                                          U.S. National Bank of Oregon;
                                          previously active in bank trade
                                          organizations and director of
                                          certain Pacific Northwest
                                          companies.

John W. Mitchell         Trustee since    Principal of M & H Economic        1                     None
Portland, OR             1999             Consultants; Economist, Western
(07/13/44)                                Region, for U. S. Bancorp since
                                          1998; Chief Economist, U.S.
                                          Bancorp, Portland, Oregon,
                                          1983-1998; member, Oregon
                                          Governor's Council of Economic
                                          Advisors, 1984-1998; Chairman,
                                          Oregon Governor's Technical
                                          Advisory Committee for Tax
                                          Review in 1998.



Non-interested
Trustees

Gary C. Cornia           Trustee          Director, Romney Institute of      4                     None
Orem, UT                 since 2002       Public Management, Marriott
(06/24/48)                                School of Management, Brigham
                                          Young University, 2004 -
                                          present; Professor, Marriott
                                          School of Management, 1980 -
                                          present; Past President, the
                                          National Tax Association; Chair
                                          of the Executive Committee, the
                                          International Center for Land
                                          Policy Studies and Training
                                          Institute, Taipei, Taiwan;
                                          formerly Senior Visiting
                                          Fellow, Lincoln Institute of
                                          Land Policy, 2002-2003;
                                          Associate Dean, Marriott School
                                          of Management, Brigham Young
                                          University, 1991-2000; Chair,
                                          Utah Governor's Tax Review
                                          Committee, 1993-2002; member,
                                          Governor's Tax Review Committee
                                          since 2003; Faculty Associate,
                                          the Land Reform Training
                                          Institute, Taipei, Taiwan and
                                          The Lincoln Institute of Land
                                          Policy, Cambridge,
                                          Massachusetts.

                                          .
James A. Gardner         Trustee since    President, Gardner Associates,     1                   None
Terrebonne, OR           1986             an investment and real estate
(07/22/43)                                firm, since 1989; Partner, the
                                          Canyons Ranch, a real estate
                                          firm, since 1991; President
                                          Emeritus, Lewis and Clark
                                          College and Law School;
                                          director, Oregon High
                                          Desert Museum since 1989,
                                          Vice Chairman since 2002;
                                          active in civic, business,
                                          educational and church
                                          organizations in Oregon.

Edmund P. Jensen         Trustee since    President and CEO, VISA            1                   None
Portland, OR             2003             International, 1994-1999;
(4/13/37)                                 director: Phoenix Technologies,
                                          a Tech/BIOS company, 2000 -
                                          present; BMG-Seltec, a software
                                          company, 2000 - present;
                                          Corillian Corp., a banking
                                          software company, 2000 - 2002;
                                          Trintech, a payment software
                                          company, 1999 - 2002.
Patricia L. Moss         Trustee since    President and Chief Executive      1      Cascade Bancorp and Bank of
Bend, OR                 2002             Officer, Cascade Bancorp & Bank           the Cascades; MDU Resources
(07/23/53)                                of the Cascades since 1998, and           Group Inc.
                                          Executive Vice President &
                                          director, Chief Financial
                                          Officer, Chief Operating
                                          Officer, 1987-1998; active in
                                          community and educational
                                          organizations.

Ralph R. Shaw            Trustee since    President, Shaw Management         1      Schnitzer Steel Industries,
Portland, OR             2000             Company, an investment                    Inc., Magni Systems, Inc.,
(08/23/38)                                counseling firm, since 1980,              Severon Corporation (formerly
                                          General Partner, Shaw Venture             Micromonitors, Inc.), Integra
                                          Partners since 1983, Shaw                 Telecom, Inc. (formerly OGIT
                                          Venture Partners II since 1987            Communications, Inc.), LaTIS,
                                          and Shaw Venture Partners III             Inc., Telestream, Inc., BMG
                                          since 1994 (US Bancorp, parent            Seltec Corp.
                                          of the Sub-Adviser, is a limited
                                          partner in the last three
                                          ventures).

Nancy Wilgenbusch        Trustee since    President, Marylhurst University   1      Chair, Oregon Regional
Marylhurst, OR           2002             since 1984; member, Ethics                Advisory Board for PacifiCorp
(09/17/47)                                Committee of the American                 ; West Coast Bank's Board;
                                          Institute of Certified Public             director, Cascade
                                          Accountants; active board                 Corporation, a leading
                                          member of a number of civic               international manufacturer of
                                          organizations.                            lift truck attachments;
                                                                                    former Chair, Portland Branch
                                                                                    of the Federal Reserve Bank
                                                                                    of San Francisco.
Officers
Charles E.               Executive Vice   Executive Vice President of all     N/A                N/A
Childs, III              President        Funds since 2003; Senior Vice
New York, NY             since 2003       President, corporate
(04/01/57)                                development, formerly Vice
                                          President, Assistant Vice
                                          President and Associate of the
                                          Manager's parent since 1987;
                                          Senior Vice President, Vice
                                          President or Assistant Vice
                                          President of the Money-Market
                                          Funds since 1988.

James M. McCullough      Senior Vice      Senior Vice President or Vice      N/A                 N/A
Portland, OR (06/11/45)  President        President of Aquila Rocky
                         since 1999       Mountain Equity Fund and four
                                          Aquila Bond Funds; Senior Vice
                                          President of the Distributor
                                          since 2000; Director of Fixed
                                          Income Institutional Sales, CIBC
                                          Oppenheimer & Co. Inc., Seattle,
                                          WA, 1995-1999.

Jerry G. McGrew          Senior Vice      President of the Distributor       N/A                 N/A
New York, NY (06/18/44)  President        since 1998, Registered Principal
                         since 2002       since 1993, Senior Vice
                                          President, 1997-1998 and Vice
                                          President, 1993-1997; Senior
                                          Vice President, Aquila Rocky
                                          Mountain Equity Fund and five
                                          Aquila Bond Funds and Vice
                                          President, Churchill Cash
                                          Reserves Trust, 1995-2001.

Sally J. Church          Vice President   Vice President, Tax-Free Trust     N/A                 N/A
Portland, OR             since 2002       of Oregon since 2002 and
(10/17/48)                                1989-1997; retired, 1997-2002.

Christine L. Neimeth     Vice President   Vice President of Aquila Rocky     N/A                 N/A
Portland, OR             since 1998       Mountain Equity Fund and
(02/10/64)                                Tax-Free Trust of Oregon;
                                          Management Information Systems
                                          consultant, Hillcrest Ski and
                                          Sport, 1997; Institutional
                                          Municipal Bond Salesperson,
                                          Pacific Crest Securities, 1996;
                                          active in college alumni and
                                          volunteer organizations.
Joseph P. DiMaggio       Chief            Chief Financial Officer of the     N/A                 N/A
New York, NY             Financial        Aquilasm Group of Funds since
(11/06/56)               Officer since    2003 and Treasurer since 2000;
                         2003 and         Controller, Van Eck Global
                         Treasurer        Funds, 1993-2000.
                         since 2000

Edward M. W. Hines       Secretary        Partner, Hollyer Brady Smith &     N/A                 N/A
New York, NY             since 1985       Hines LLP, legal counsel to the
(12/16/39)                                Trust, since 1989; Secretary of
                                          the Aquilasm Group of Funds.

Robert W. Anderson       Assistant        Compliance Officer of the          N/A                 N/A
New York, NY (08/23/40)  Secretary        Manager or its predecessor and
                         since 2000       current parent since 1998 and
                                          Assistant Secretary of the
                                          Aquilasm Group of Funds since
                                          2000; trustee, Alpha Strategies
                                          Fund since July, 2002;
                                          Consultant, The Wadsworth Group,
                                          1995-1998.

John M. Herndon          Assistant        Assistant Secretary of the         N/A                 N/A
New York, NY (12/17/39)  Secretary        Aquilasm Group of Funds since
                         since 1995       1995 and Vice President of the
                                          three Aquila Money-Market Funds
                                          since 1990; Vice President of
                                          the Manager or its predecessor
                                          and current parent since 1990.

Lori A. Vindigni         Assistant        Assistant Treasurer of the         N/A                 N/A
New York, NY             Treasurer        Aquilasm Group of Funds since
(11/02/66)               since 2000       2000; Assistant Vice President
                                          of the Manager or its
                                          predecessor and current parent
                                          since 1998; Fund Accountant for
                                          the Aquilasm Group of Funds,
                                          1995-1998.

Trustee Emeritus
David B. Frohnmayer(6)   Trustee          President, University of Oregon    N/A                 N/A
Eugene, OR               Emeritus since   since 1994; former Dean of the
(07/09/40)               2003             University of Oregon Law School
                                          and former Attorney General of
                                          the State of Oregon; Trustee,
                                          Tax-Free Trust of Oregon,
                                          1997-2003.


(1 ) The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/o Tax-Free Trust of Oregon, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Mr. Herrmann is an interested person of the Trust as that term is defined in the 1940 Act as an officer of the Trust and a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Each is also an interested person as a member of the immediate family of the other. Mr. Lung and Mr. Mitchell are interested persons as security holders of the Sub-Adviser's parent.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 11 funds are called the "Aquilasm Group of Funds."

(6) As of December 7, 2003, Mr. Frohnmayer ceased to be a Trustee of the Trust. A Trustee Emeritus may attend Trustee meetings but has no voting power.


                       Securities Holdings of the Trustees
                                (as of 12/31/03)


                          Dollar Range of           Aggregate Dollar Range
Name of                   Ownership in Tax-Free     of Ownership in
Trustee                   Trust of Oregon(1)        Aquilasm Investment
                                                    Companies Overseen by
                                                    Trustee(1)

Interested Trustees

Lacy B. Herrmann                     B                         E

Diana P. Herrmann                    B                         E

Raymond H. Lung                      E                         E

John W. Mitchell                     C                         C

Non-interested Trustees

Gary C. Cornia                       B                         D


James A. Gardner                     B                         B

Edmund P. Jensen                    C(2)                      C(2)

Patricia L. Moss                     E                         E

Ralph R. Shaw                        E                         E

Nancy Wilgenbusch                    B                         B


(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

(2)      Purchased after 12/31/03.

     None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.

     The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended September 30, 2003, the Trust paid a total of $125,501 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.


     The Trust is one of the 11 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Trust or from other funds in the Aquilasm Group of Funds during the Trust's fiscal year. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila group.


                                         Compensation          Number of
                                         from all              boards on
                    Compensation         funds in the          which the
                    from the             Aquilasm              Trustee
Name                Trust                Group                 Serves

Gary C.
Cornia              $9,350               $24,350                   4

James A.
Gardner              9,950                10,325                   1

Edmund P.
Jensen                 400                   400                   1

Raymond H.
Lung                 9,100                 9,100                   1

John W.
Mitchell             9,100                 9,100                   1

Patricia L.
Moss                 9,350                 9,350                   1

Ralph R.
Shaw                10,350                10,350                   1

Nancy
Wilgenbusch          9,000                 9,000                   1


     Class A Shares may be purchased without a sales charge by certain of the Trust's Trustees and officers.

     The Trust's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquilasm Group of Funds. As of January 31, 2004, these funds had aggregate assets of approximately $4.0 billion, of which approximately $2.5 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through two trusts and by his wife. During the fiscal year ended September 30, 2003, the Trust paid $1,673,961 in management fees.

     During the fiscal year ended September 30, 2003, $525,564 was paid under
Part I of the Trust's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $20,491 was retained by the Distributor. With respect to Class C Shares, during the same period $262,748 was paid under Part II of the Plan and $87,582 was paid under the Shareholder Services Plan. Of these total payments of $350,330, the Distributor received $44,541. All of such payments were for compensation.

     The Distributor currently handles the distribution of the shares of eleven funds (three money-market funds, seven tax-free municipal bond funds and an equity fund), including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family, and the balance by current employees of Aquila Management Corporation.

Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The members of the Audit Committee are Gary C. Cornia, James A. Gardner, Edmund P. Jensen, Patricia L. Moss, Ralph R. Shaw and Nancy Wilgenbusch. The Committee selects the Fund's independent auditors (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. Selection of auditors is also ratified by the Board of Trustees. The Audit Committee held one meeting during the Trust's last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee, a copy of which is attached as an appendix to this Proxy Statement.

     During the Trust's last fiscal year, the Board of Trustees held six meetings. Except for Mr. Jensen, who took office September 6, 2003, each current Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee).

     The Trust has not yet formed a nominating committee nor adopted a nominating committee charter. It expects to do so before the next annual meeting of shareholders. Since 1998, the Trust has had a Trustee Retirement and Replacement Policy, last reviewed by the Board in September 2001 which covers many of the issues facing any nominating committee, including matters to be considered in connection with candidates for election to the Board of Trustees. In accordance with regulatory requirements, the selection and nomination of all independent Trustees has been committed to the independent Trustees, and suggestions for new Trustees are provided from management and other interested Trustees only upon request of the independent Trustees. It was considered that there was not enough time to form a nominating committee at the Board meeting in December 2003, and the Board intends to establish nominating committee policies and procedures only after more deliberation has been carried out.

     Since the beginning of the Trust's most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Manager, Sub-Adviser or the parents or subsidiaries of either.

Vote Required

     To be elected, each nominee must receive the affirmative votes of a majority of the shares present.


                            Ratification or Rejection
                                 of Selection of
                              Independent Auditors
                                (Proposal No. 2)

     KPMG LLP ("KPMG"), which is currently serving as the Trust's independent auditors, has been selected by the Trust's Audit Committee and ratified by the Board of Trustees, including a majority of the Independent Trustees, as the Trust's independent auditors for the fiscal year ending September 30, 2004. Such selection is submitted to the shareholders for ratification or rejection.


     The following table represents fees for professional audit services rendered by KPMG for the audit of the Trust's annual financial statements for 2002 and 2003, and fees billed for other services rendered by KPMG.

                                             2002                2003

        Audit Fees                         $19,500            $20,100

        Audit related fees                       0                  0

            Audit and audit related fees    19,500             20,100


        Tax fees (1)                         8,950             10,067

        All other fees                           0                  0

            Total                          $28,450            $30,167

(1) Tax fees consisted of fees for tax consultation and tax compliance services.


     KPMG did not perform any services during the last fiscal year for the Trust's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Trust.

     All audit and non-audit services by KPMG are pre-approved by the Audit Committee, except that services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

     The Audit Committee has reviewed all services performed and fees charged by KPMG and has accepted its representation that it is independent in recommending re-appointment of it for the fiscal year ending September 30, 2004.

     KPMG has no direct or indirect financial interest in the Trust, the Manager or the Sub-Adviser. It is expected that representatives of KPMG will not be present at the meeting but will be available should any matter arise requiring their presence.


                                   Receipt of
                              Shareholder Proposals

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

     The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                 Other Business

     The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or Internet vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                            TAX-FREE TRUST OF OREGON
                             AUDIT COMMITTEE CHARTER
                                September 6, 2003



1.   The Audit Committee shall be composed entirely of independent Trustees.

2.   The purposes of the Audit Committee are:

     (a)  to oversee the Trust's accounting and financial reporting policies.

     (b) to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and

     (c) to act as a liaison between the Trust's independent auditors and the full Board of Trustees.

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit and such other functions as deemed appropriate by the Audit Committee.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a) to select, retain or terminate the auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence;

     (b) to meet with the Trust's independent auditors, including private meetings, as necessary (i) to review and approve the audit plan, detailing the arrangements for and scope of the annual audit, any special audits and any other services deemed appropriate; (ii) to discuss any matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Trust's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

     (c) to consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the auditors;

     (d) to review and approve the fees charged by the auditors for audit and non-audit services;

     (e) to investigate improprieties or suspected improprieties in Trust operations;

     (f) to establish a complaint mechanism about accounting, internal accounting controls or auditing matters, including a procedure to receive confidential, anonymous submissions regarding questionable accounting and audit matters;

     (g) to establish procedures if it believes appropriate for delegation of pre-approvals of services by auditors to a member or members of the Committee; and

     (h) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a periodic basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall periodically meet with the Chief Financial Officer and/or the Treasurer of the Trust and with internal auditors, if any, for the management company.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust.

7. The Committee shall review this Charter regularly and recommend any changes to the full Board of Trustees.

                                IMPORTANT NOTICE
                             PLEASE READ IMMEDIATELY


                            Tax-Free Trust of Oregon

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            to be held on May 3, 2004

                                 PROXY STATEMENT

                             Aquilasm Group of Funds
                            Tax-Free Trust of Oregon

THE AQUILASM GROUP OF FUNDS
380 MADISON AVENUE, SUITE 2300
NEW YORK, NY  10017

VOTE BY TELEPHONE OR INTERNET OR MAIL
24 Hours a day, 7 days a week

         TELEPHONE
         1-888-221-0697

     To vote your shares by telephone, call toll free 1-888-221-0697. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         INTERNET VOTING
         www.proxyweb.com/aquila

     To vote your shares by the Internet, contact the Trust at www.proxyweb.com/aquila. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         MAIL

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

Please fold and detach card at perforation before mailing.

Aquilasm Group of Funds
Tax-Free Trust of Oregon
Class A

                    Proxy for Shareholder Meeting May 3, 2004
               Proxy Solicited on Behalf of the Board of Trustees

     The shareholder(s) of Tax-Free Trust of Oregon (the "Trust") whose signature(s)appears below does/do hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Monday, May 3, 2004 at the Oregon Convention Center, 777 NE Martin Luther King, Jr. Blvd., Portland, OR at 2:00 p.m. Pacific Daylight Time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

Annual Meeting Attendance

We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com


Address changes/comments: _______________________________
_________________________________________________________
_________________________________________________________

(If you noted any address changes/comments above, please mark corresponding box on other side.)

Dated: __________________, 2004



_________________________________
 Signature(s) PLEASE SIGN IN THE BOX


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

Tax-Free Trust of Oregon

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
  [X]  PLEASE DO NOT USE FINE POINT PENS

1.  Election of Trustees

01) Lacy B. Herrmann*; 02) Gary C. Cornia; 03) James A. Gardner; 04) Diana P. Herrmann*; 05) Edmund P. Jensen; 06) Raymond H. Lung*; 07) John W. Mitchell*;
08) Patricia L. Moss; 09) Ralph R. Shaw; 10) Nancy Wilgenbusch

                  * interested Trustees

                __
               [__]       FOR ALL
                __
               [__]       WITHHOLD ALL
                __
               [__]       FOR ALL EXCEPT




____________________


INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line above.



[bolded in printed form]

Management recommends a vote FOR all nominees listed above and FOR the proposal listed below. The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.


2. Action on selection of KPMG LLP as independent auditors
                                      (Proposal No.2 in Proxy Statement)
                       __             __            __
                  FOR [__]  AGAINST  [__]  ABSTAIN [__]


As to any other matter said proxies shall vote in accordance with their best judgment. __ I plan to attend the annual meeting in Portland [__]

                                                        __
I plan to attend the outreach meeting in Medford       [__]

For address changes and/or comments, please check the box at right and write
them on the front where indicated.          _
                                           [_]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.